                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT)            OCTOBER 6, 1997
                                        ----------------------------------------

                               HARSCO CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                          1-3970               23-1483991
         --------                          ------               ----------
(STATE OR OTHER JURISDICTION            (COMMISSION             (I.R.S. EMPLOYER
OF INCORPORATION)                       FILE NUMBER)            IDENTIFICATION
                                                                NUMBER)


CAMP HILL, PENNSYLVANIA                                           17001-8888
----------------------------------------                          ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (717) 763-7064
                                                   -----------------------------

ITEM 2.       Acquisition or Disposition of Assets.

On October 6, 1997, Harsco Corporation and FMC Corporation completed the previously announced sale of United Defense, L.P. to The Carlyle Group for $850 million.

Prior to the sale, FMC had been the managing general partner and 60% owner of United Defense, L.P., while Harsco owned the balance of 40% as the limited partner. United Defense supplies ground combat and naval weapons systems for the U.S. and military customers around the world. United Defense had 1996 sales of $1 billion.

The sale resulted in pre-tax cash proceeds to Harsco of approximately $340 million and will result in an estimated after tax gain on the sale in the fourth quarter of approximately $150 million or $3.05 per share, taking into account provisions for certain retained liabilities, and estimated post closing net worth adjustments which will be definitized as provided in the Purchase Agreement dated August 25, 1997.

Included among the assets and liabilities which will be retained by Harsco in the transaction are the matters described in the Notes to the Consolidated Financial Statements as of June 30, 1997 included in Form 10-Q.

The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumption used in the pro forma balance sheet as of June 30, 1997, where the proceeds are reflected as being invested in short term securities.

The unaudited pro forma balance sheet as of June 30, 1997 gives effect to the disposal of United Defense, L.P. and the related pro forma adjustments described in the accompanying notes. The balance sheet is presented as though the disposal occurred on June 30, 1997.

The unaudited pro forma statements of income for the six months ended June 30, 1997 and the year ended December 31, 1996 give effect to:

     1. the reclassification of the Equity in income of United Defense, L.P., a 40% equity company of the Registrant and the related Provision for income taxes to discontinued operations.

     2.   the related pro forma adjustments described in the accompanying notes.

The pro forma statements of income are presented as though the disposal occurred on January 1, 1996, but do not reflect any income from investment of the proceeds of the sale.

These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant.

ITEM 7.       Pro Forma Financial Information and Exhibits

     (b)          Pro Forma Financial Information (Unaudited)

           1.     Condensed Consolidated Balance Sheet as of June 30, 1997.

           2. Condensed Consolidated Statement of Income for the Six Months Ended June 30, 1997.

           3. Condensed Consolidated Statement of Income for the Year Ended December 31, 1996.

           4.     Notes to Pro Forma Financial Statements.

     (c)          Exhibit Index                                                                       Document
                                                                                                        Pages

           2a.    Purchase Agreement Dated August 25, 1997.                                            1 - 79

           2b.    Supplemental Agreement No. 1 To Purchase Agreement.  (Confidential portions omitted pursuant to a Confidential Treatment Request separately filed with the
                  Commission.)                                                                          1 - 7

           2c.    Allocation and Contribution Agreement.  (Confidential portions omitted pursuant to a Confidential Treatment Request separately filed with the
                  Commission.)                                                                         1 - 16

                                        HARSCO CORPORATION AND SUBSIDIARY COMPANIES


                                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                    AS OF JUNE 30, 1997
                                                        (Unaudited)



                                                               ACTUAL
                                                       ------------------------                              PRO FORMA
                                                                          LESS:            FRO FORMA       HARSCO WITHOUT
(IN THOUSANDS)                                          HARSCO            UDLP             ADJUSTMENTS          UDLP
==========================================================================================================================
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                      $     43,945                      $     340,000(a)      $    383,945
     Receivables                                         287,886                                                 287,886
     Inventories                                         137,671                                                 137,671
     Other current assets                                 64,331                                                  64,331
--------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                            533,833                                                 873,833
==========================================================================================================================
Property, plant and equipment, at cost                 1,199,798                                               1,199,798
Allowance for depreciation                              (690,946)                                               (690,946)
--------------------------------------------------------------------------------------------------------------------------
                                                         508,852                                                 508,852
--------------------------------------------------------------------------------------------------------------------------
Cost in excess of net assets of companies
     acquired, net                                       184,636                                                 184,636
Investments in unconsolidated entities                    59,965       $    56,235                                 3,730
Other assets                                              47,707                                                  47,707
--------------------------------------------------------------------------------------------------------------------------
                                                      $1,334,993       $    56,235    $     340,000         $  1,618,758
==========================================================================================================================
LIABILITIES
CURRENT LIABILITIES:
     Notes payable and current maturities           $     37,068                                            $     37,068
     Accounts payable                                    100,650                                                 100,650
     Accrued compensation                                 41,811                                                  41,811
     Other current liabilities                           116,132                           $133,757(b)           249,889
--------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                       295,661                                                 429,418
==========================================================================================================================
Long-term debt                                           232,404                                                 232,404
Deferred income taxes                                     32,298                                                  32,298
Other liabilities                                         90,219                                                  90,219
--------------------------------------------------------------------------------------------------------------------------
                                                         650,582                            133,757              784,339
==========================================================================================================================
SHAREHOLDERS' EQUITY
Common stock and additional paid-in capital              157,562                                                 157,562
Cumulative adjustments for translation &
     pension liability                                   (38,631)                                               (38,631)
Retained earnings                                        841,394                            150,008              991,402
Treasury stock                                          (275,914)                                              (275,914)
Net Assets                                                                 $56,235           56,235(c)               -0-
--------------------------------------------------------------------------------------------------------------------------
                                                         684,411            56,235          206,243              834,419
==========================================================================================================================
                                                      $1,334,993       $    56,235     $    340,000         $  1,618,758
==========================================================================================================================

See accompanying notes to unaudited pro forma condensed financial statements.


                                                        Page 4 of 8

                  HARSCO CORPORATION AND SUBSIDIARY COMPANIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (Unaudited)


                                                                ACTUAL
                                                         --------------------                      PRO FORMA
                                                         HARSCO          LESS:      PRO FORMA    HARSCO WITHOUT
(IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)                      UDLP      ADJUSTMENTS        UDLP
================================================================================================================
REVENUES:
  Net Sales                                              $816,963                               $   816,963
  Equity in income of unconsolidated entities              33,959       $33,496                         463
  Other                                                       327                                       327
---------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                        851,249        33,496                     817,753
---------------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
  Cost of products sold                                   328,157                                   328,157
  Cost of services sold                                   293,374                                   293,374
  Selling, general and administrative expenses            106,676                                   106,676
  Research and development expenses                         2,133                                     2,133
  Facilities discontinuance and reorganization costs        3,055                                     3,055
  Other                                                      (569)                                     (569)
---------------------------------------------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                              732,826                                   732,826
---------------------------------------------------------------------------------------------------------------
    INCOME FROM CONTINUING OPERATIONS BEFORE
      INTEREST, INCOME TAXES, AND MINORITY INTEREST       118,423        33,496                      84,927

Interest income                                             2,442                                     2,442
Interest expense                                           (8,513)                                   (8,513)
---------------------------------------------------------------------------------------------------------------

    INCOME FROM CONTINUING OPERATIONS BEFORE
      INCOME TAXES AND MINORITY INTEREST                  112,352        33,496                      78,856

Provision for income taxes                                 42,694         9,866                      32,828
---------------------------------------------------------------------------------------------------------------


    INCOME FROM CONTINUING OPERATIONS BEFORE
       MINORITY INTEREST                                   69,658        23,630                      46,028

Minority interest in net income                             3,146                                     3,146
---------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                        $ 66,512       $23,630                 $    42,882
================================================================================================================

Income from continuing operations per
  common share                                                                                  $       .87
================================================================================================================

Average shares of common stock outstanding                                                       49,285,662
================================================================================================================

See accompanying notes to unaudited pro forma condensed financial statements.

                   HARSCO CORPORATION AND SUBSIDIARY COMPANIES


              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (Unaudited)


                                                                           ACTUAL
                                                                       -------------                                    PRO FORMA
                                                                                       LESS:         PRO FORMA       HARSCO WITHOUT
(IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)                  HARSCO             UDLP        ADJUSTMENTS           UDLP
====================================================================================================================================
REVENUES
    Net sales                                                     $ 1,557,643                                        $  1,557,643
    Equity in income of unconsolidated entities                        50,083         $49,361                                 722
    Other                                                                 773                                                 773
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL REVENUES                                               1,608,499          49,361                           1,559,138
------------------------------------------------------------------------------------------------------------------------------------
COST AND EXPENSES
    Cost of sales                                                   1,176,982                                           1,176,982
    Selling, general and administrative expenses                      207,502                                             207,502
    Research and development expenses                                   5,108                                               5,108
    Facilities discontinuance and reorganization costs                  3,280                                               3,280
    Other                                                                 209                                                 209
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                     1,393,081                                           1,393,081
------------------------------------------------------------------------------------------------------------------------------------
       INCOME FROM CONTINUING OPERATIONS BEFORE
          INTEREST, INCOME TAXES AND MINORITY INTEREST                215,418          49,361                             166,057

Interest income                                                         6,949                                               6,949
Interest expense                                                      (21,483)                                            (21,483)
------------------------------------------------------------------------------------------------------------------------------------
       INCOME FROM CONTINUING OPERATIONS BEFORE
          INCOME TAXES AND MINORITY INTEREST                          200,884          49,361                             151,523

Provision for income taxes                                             76,336          14,255                              62,081
------------------------------------------------------------------------------------------------------------------------------------
       INCOME FROM CONTINUING OPERATIONS BEFORE
          MINORITY INTEREST                                           124,548          35,106                              89,442

Minority interest in net income                                         5,539                                               5,539
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                 $   119,009         $35,106                        $     83,903
====================================================================================================================================
Income from continuing operations
    per common share                                                                                                 $       1.68
====================================================================================================================================
Average shares of common stock outstanding                                                                             49,883,062
====================================================================================================================================

See accompanying notes to unaudited pro forma condensed financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

A.     Condensed Consolidated Balance Sheet as of June 30, 1997

       (a) Adjustment to reflect the proceeds from the sale of United Defense, L.P. These funds will be invested immediately in short term securities.

       (b) Adjustment to reflect the estimated income taxes of $100 million related to the gain on sale of United Defense, L.P., provisions for certain retained liabilities not assumed by The Carlyle Group and the estimated amount of adjustments for the change in net book value.

       (c)    Adjustment to eliminate Harsco's investment in UDLP.

B. Condensed Consolidated Statement of Income for the Six Months Ended June 30, 1997

              The disposition of the equity company, United Defense L.P., is accounted for through the reclassification of the Equity in income and the related Provision for income taxes to discontinued operations. No other adjustments are necessary.

C.     Condensed Consolidated Statement of Income for the Year Ended December
       31, 1996

              The disposition of the equity company, United Defense, L.P., is accounted for through the reclassification of the Equity in income and the related Provision for income taxes to discontinued operations. No other adjustments are necessary.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             HARSCO CORPORATION
                                                (Registrant)




Date:  October 15, 1997                      By: /s/ Leonard A. Campanaro
                                                 ------------------------
                                                     Leonard A. Campanaro
                                                     Senior Vice President and
                                                     Chief Financial Officer

     (c)          Exhibit Index                                                                       Document
                                                                                                        Pages

           2a.    Purchase Agreement Dated August 25, 1997.                                            1 - 79

           2b.    Supplemental Agreement No. 1 To Purchase Agreement.  (Confidential portions omitted pursuant to a Confidential Treatment Request separately filed with the
                  Commission.)                                                                          1 - 7

           2c.    Allocation and Contribution Agreement.  (Confidential portions omitted pursuant to a Confidential Treatment Request separately filed with the
                  Commission.)                                                                         1 - 16